UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 17,2002

                    SALOMON SMITH BARNEY HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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         New York                 1-4346             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

                    SALOMON SMITH BARNEY HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the twelve month period ended December 31, 2001 and 2000 and provides certain additional financial information.

                SALOMON SMITH BARNEY HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                   December 31,
                                                            --------------------

                                                                  2001      2000
                                                                  ----      ----
Total stockholder's equity                                    $ 11,698  $ 11,039
Total assets under fee-based management                       $478,200  $445,600

                                                                          Twelve
                                                                    Months Ended
                                                                    December 31,
                                                               -----------------
                                                                  2001      2000
                                                                  ----      ----
Revenues:
   Investment Banking                                         $  3,914  $  3,592
   Commissions                                                   3,619     4,375
   Asset management and administration fees                      3,278     3,322
   Principal transactions                                        1,783     2,706
   Other                                                           543       517
                                                                ------    ------

      Total noninterest revenues                                13,137    14,512
                                                                ------    ------
   Interest and dividends                                       14,237    16,260
   Interest expense                                             11,987    14,530
                                                                ------    ------
      Net interest and dividends                                 2,250     1,730
                                                                ------    ------

      Revenues, net of interest expense                         15,387    16,242
                                                                ------    ------
Noninterest expenses:
   Compensation and benefits                                     8,140     8,193
   Floor brokerage and other production                            697       645
   Communications                                                  668       648
   Occupancy and equipment                                         604       568
   Advertising and market development                              360       477
   Professional services                                           302       332
   Other operating and administrative expenses                     379       633
   Restructuring charge                                            117         4
                                                                ------    ------
      Total noninterest expenses                                11,267    11,500
                                                                ------    ------
Income before income taxes and cumulative
  effect of change in accounting principle                       4,120     4,742

Provision for income taxes                                       1,492     1,710
                                                                ------    ------

Income before cumulative effect of
change in accounting principle                                   2,628     3,032
                                                                ------    ------

Cumulative effect of change in accounting
  principle (net of tax benefit of $1)                              (1)        -
                                                                ------    ------
Net income                                                    $  2,627  $  3,032
                                                              ========  ========

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 18, 2002       SALOMON SMITH BARNEY HOLDINGS INC.


                              By: /s/Micahel J. Day
                                  ------------------------
                                        Michael J. Day
                                        Controller